UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2007

Energy XXI (Bermuda) Limited
(Exact name of registrant as specified in its charter)

000-52281
(Commission File Number)

Bermuda	98-0499286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, PO Box HM
1179, Hamilton HM EX, Bermuda	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 441-295-2244

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 26, 2007, Energy XXI (Bermuda) Limited (the “Company”) filed a Current Report on Form 8-K announcing that its indirect wholly owned subsidiary, Energy XXI GOM, LLC, had entered into a Purchase and Sale Agreement, dated April 24, 2007, with Pogo Producing Company (the “PSA”) to purchase certain Gulf of Mexico shelf oil and natural gas properties (the “Pogo Properties”) for $419.5 million in cash, subject to adjustment. The Pogo Properties include 28 fields currently producing approximately 8,000 net barrels of oil equivalent (BOE) per day with net proved reserves of approximately 20 million BOE. Approximately 62% of the production and 70% of the reserves are oil. Offshore leases included in the PSA total nearly 282,000 gross acres (91,600 net acres). The summary description of the transaction is qualified by reference to the PSA, which is filed as Exhibit 10.1 hereto.

The closing of the transaction contemplated in the PSA was completed on June 8, 2007 for an as adjusted purchase price of $409.8 million, subject to further adjustments for, among others, the exercise of preferential rights. Pursuant to Item 9.01 of Form 8-K, the Company hereby provides the statements of revenues and direct operating expenses for the Pogo Properties and the pro forma financial information of the Company reflecting the acquisition of the Pogo Properties for the periods indicated in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired

The statements of revenues and direct operating expenses for the Pogo Properties for the nine month periods ended March 31, 2007 and 2006 (unaudited), as well as the years ended December 31, 2006, 2005 and 2004 (audited) are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)   Pro forma financial information.

The unaudited pro forma consolidated balance sheet as of March 31, 2007 and the related unaudited pro forma income statement of operations for the nine month period ended March 31, 2007 as well as the period from July 25, 2005 (inception) to June 30, 2006 are filed as Exhibit 99.2 hereto and incorporated herein by reference.  The historical pro forma income statement for the nine month period ended March 31, 2007 and the period from July 25, 2005 (inception) was derived from the financial information contained in the Company’s March 31, 2007 Form 10-Q and audited June 30, 2006 financial statements, respectively.

(c)   Exhibits.

10.1	Purchase and Sale Agreement, dated as of April 24, 2007, by and between Pogo Producing Company and Energy XXI GOM, LLC

99.1	Statement of revenues and direct operating expenses for the Pogo Properties for the nine month periods ended March 31, 2007 and 2006, and the years ended December 31, 2006, 2005 and 2004

99.2
Unaudited pro forma consolidated balance sheet as of March 31, 2007 and the related unaudited pro forma consolidated income statement of operations for the nine month period ended March 31, 2007 and the period from July 25, 2005 (inception) to June 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY XXI (BERMUDA) LIMITED
(Registrant)

Date: June 13, 2007	By:	/s/ David West Griffin
David West Griffin
Chief Financial Officer

ENERGY XXI (BERMUDA) LIMITED

EXHIBIT INDEX

Form 8-K

Exhibit Number	Description

10.1	Purchase and Sale Agreement, dated as of April 24, 2007, by and between Pogo Producing Company and Energy XXI GOM, LLC

99.1
Statement of revenues and direct operating expenses for the Pogo Properties for the nine month periods ended March 31, 2007 and 2006 (unaudited), and the years ended December 31, 2006, 2005 and 2004 (audited)

99.2
Unaudited pro forma consolidated balance sheet as of March 31, 2007 and the related unaudited pro forma consolidated income statement for the nine month period ended March 31, 2007 and the period from July 25, 2005 (inception) to June 30, 2006